UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2018

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

22 West Washington Street Chicago, IL	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 696-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.

On December 21, 2018, Morningstar, Inc. (the “Company” or the “Borrower”) entered into Amendment No. 1 to Amended and Restated Credit Agreement with Bank of America, N.A.  Amendment No. 1 to Amended and Restated Credit Agreement amends the Amended and Restated Credit Agreement dated November 4, 2016 by modifying certain terms to (1) extend the maturity date to December 21, 2020; and (2) make other immaterial or clarifying modifications and amendments to the terms of the Amended and Restated Credit Agreement. Borrowings will continue to bear interest at variable rates.

The Amended and Restated Credit Agreement provides the Company with a revolving credit facility with a borrowing capacity of up to $300 million (the “Revolving Credit Facility”). The Amended and Restated Credit Agreement also provides for the issuance of up to $25 million of letters of credit under the Revolving Credit Facility.  As of December 21, 2018, the aggregate principal balance outstanding under the Amended and Restated Credit Agreement was $70 million.  The Company’s obligations under the Amended and Restated Credit Agreement are unconditionally guaranteed by the Company’s subsidiaries, Morningstar Investment Management LLC and Morningstar Research Services LLC, and will in the future be guaranteed by any other domestic subsidiary of the Company (with certain exceptions) that contributes 10% or more of the consolidated revenue of the Company in any fiscal year.

This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment No. 1 to Amended and Restated Credit Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)                                Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 21, 2018 among Morningstar, Inc., certain subsidiaries of Morningstar, Inc., and Bank of America, N.A.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2018

MORNINGSTAR, INC.

By:	/s/ Patrick J. Maloney
Patrick J. Maloney
General Counsel

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